IMPORTANT NOTICE REGARDING PLANNED CHANGES TO THE FUND’S NAME AND PRINCIPAL INVESTMENT STRATEGIES, AND THE ADDITION OF AN INVESTMENT POLICY

ACR International Quality Return (IQR) Fund

Class I Shares (Ticker Symbol: IQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 30, 2024,

to the Prospectus and Statement of Additional Information (“SAI”),

each dated April 1, 2023.

This supplement provides important information regarding planned changes for the ACR International Quality Return (IQR) Fund’s name, principal investment strategies, and the addition of an investment policy.

Change to Fund Name

Effective March 31, 2024 (the “Effective Date”), the name of the ACR International Quality Return (IQR) Fund (the “Fund”) will be changed to ACR Equity International Fund and all references to the Fund’s name in the Prospectus and SAI will be updated accordingly.

Changes to the Fund’s Principal Investment Strategies and Addition of an 80% Investment Policy

As of the Effective Date, the first paragraph under the headings “Principal Investment Strategies” beginning on page 12 and page 22 of the Prospectus will be deleted in its entirety and replaced with the paragraphs below. In connection with the ACR Equity International Fund’s name change described above, as of the Effective Date, the ACR Equity International Fund will implement a policy that requires the Fund to invest at least 80% of its net assets in equity securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Fund will invest primarily in equity securities, including common stock, preferred stock, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs are similar to ADRs, except that they may be traded in international trading markets. The Fund may invest in shares of other registered investment companies and exchange-traded funds (“ETFs”) that invest substantially all of their assets in equity securities of companies located outside of the United States.

The Fund will invest primarily in the equity securities of companies: (i) that are organized under the laws of a foreign country or maintain principal offices or headquarters in a foreign country; (ii) the securities of which are principally traded in a foreign country; or (iii) that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in a foreign country, or have at least 50% of their assets in a foreign country. The Fund will allocate its assets among various regions and countries and will normally invest its assets in issuers representing at least three different countries. ACR Alpine Capital Research, LLC (“ACR Alpine Capital Research”, “ACR” or the “Advisor”) does not expect, under normal circumstances, to invest more than 35% of the Fund’s net assets in securities of companies located in emerging markets; however, the Fund’s investments in emerging markets may exceed this amount from time to time depending on market opportunities. The Fund may invest in companies of any market capitalization. The Fund’s investments may be denominated in foreign currencies.

Please file this Supplement with your records.